Subsequent Events	12 Months Ended
May 31, 2013
Subsequent Events [Abstract]
Subsequent Events
25.	SUBSEQUENT EVENTS

On July 23, 2013, the Company declared a special cash dividend in the amount of US$0.35 per ADS. The cash dividend will be paid on October 7, 2013 to shareholders of record at the closure of business on September 6, 2013. The aggregate amount of cash dividends to be paid is approximately US$54 million, which will be funded by surplus cash on the New Oriental’s balance sheet.